January 31, 2005
DREYFUS MORTGAGE SHARES
Supplement to Prospectus dated March 1, 2004

The following information replaces the information contained in the section of the Fund’s Prospectus entitled “Management” that relates to the Fund’s portfolio managers.

Marc Seidner is the primary portfolio manager of the Fund. He has held this position since January 31, 2005 and has been employed by The Dreyfus Corporation since January 14, 2005. Mr. Seidner also is the Director of Active Core Strategies, responsible for the development, implementation, and execution of investment strategy for all core fixed income portfolios, with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Mr. Seidner joined Standish Mellon in 1995 as a fixed income derivatives trader and strategist. Prior to joining Standish Mellon, he was employed by Fidelity Management and Research Company.

Robert Bayston also is a portfolio manager of the Fund. He also has held this position since January 31, 2005 and has been employed by Dreyfus since September 2001. Mr. Bayston also is a Portfolio Manager responsible for TIPS and Derivatives Strategies with Standish Mellon. Mr. Bayston joined Standish Mellon in 1991.

January 31, 2005
DREYFUS HIGH YIELD SHARES
Supplement to Prospectus dated March 1, 2004

The following information replaces the information contained in the section of the Fund’s Prospectus entitled “Management” that relates to the Fund’s portfolio managers.

Jon Uhrig is the primary portfolio manager of the Fund. He has held this position since January 31, 2005 and has been employed by The Dreyfus Corporation since September 2001. Mr. Uhrig also is a Portfolio Manager for High Yield Strategies, as well as the head of high yield trading, with Standish Mellon Asset Management, LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus. Mr. Uhrig joined Standish Mellon in 1997. Prior to joining Standish Mellon, he was an analyst and portfolio manager for Longfellow Investment Management, and a high grade corporate bond strategist with Goldman Sachs.

John McNichols also is a portfolio manager for the Fund. He also has held this position since January 31, 2005 and has been employed by Dreyfus since July 2004. Mr. McNichols also is the Director of Credit Research and Investment for Standish Mellon, overseeing all of Standish Mellon’s global credit research activities. Mr. McNichols joined Standish Mellon in 1993. Prior to joining Standish Mellon, he was an analyst with Jefferson-Pilot Corporation, and a commercial banker with First Union Corporation.